EXHIBIT 28.1


                                TABLE OF CONTENTS

                                                            CURRENT
         GENERAL                                            CPUCA NO.

              Terms and Conditions                             297
              Purchased Power Adjustment Clause                303


         RESIDENTIAL

              Rate R                                           304
              Rate A                                           305
              Rate RT                                          306
              Rate RHP                                         307

         COMMERCIAL AND INDUSTRIAL

              Rate GS                                          308
              Rate GS  - Special Contract                      308
              Rate GST                                         309
              Rate GST - Special Contract                      309
              Rate TE                                          310
              Rate TE  - Special Contract                      310
              Rate LPT                                         311
              Rate LPT - Special Contract                      311
              T & C for Non-Utility Generators                 294
              Rate NUS                                         312
              Rate SG1                                         320
              Rate SG2                                         321
              Rider NE                                         159
              Rider MFG                                        322
              Rider CIHP                                       313

         STREET LIGHTING

              Rate M                                           314
              Rate MC                                          315
              Rate U                                           316
              Rate MH                                          317

         INTERRUPTIBLES

              Rider LC                                         318

         ECONOMIC DEVELOPMENT

              Rider ED                                         319

                                                            C.P.U.C.A. NO. 297
                                                CANCELLING: C.P.U.C.A. NO. 221


                         THE UNITED ILLUMINATING COMPANY

                              TERMS AND CONDITIONS


         The following Terms and Conditions are a part of all rates, where not inconsistent with such rates, and observance of them by the Customer is a condition necessary for initial and continuing supply of electricity by the Company. It is not intended that these Terms and Conditions include all necessary requirements for service.

           1. "Customer" means any person, partnership, firm, company, corporation, municipality, cooperative, organization, governmental agency or similar organization furnished electric service by The United Illuminating Company.

           2. Wherever reference is made to electricity delivered or a payment to be made "each month" or "per month," it shall mean the electricity delivered in the period between two successive regular monthly meter readings or the payment to be made for such period, or, in the case of an estimated bill, it shall mean the electricity estimated to have been delivered in the monthly period, based upon previous average use, or the payment to be made for such period.

           3. A Customer's Premises shall be deemed to include only those facilities operated as a single enterprise under a single name, at a single location capable of accepting delivery at a single point. A Customer's Premises may include properties separated by a public street only where such Customer has legally extended his electric service across such street, with the Company's consent, and in conformance with the Company's construction specifications, regulations adopted by the Connecticut Department of Public Utility Control ("DPUC") (Sections 16-11-100 through 16-11-152 of Regulations of Connecticut State Agencies, as such may be amended from time to time), the National Electrical Code, the National Electrical Safety Code, and the regulations of any state or local agency with jurisdiction with respect to such facilities. Where it is feasible for the Company to deliver separate service to a non-residential building, or any separately wired section of a non-residential building, the Company may, at the option of the Customer, deliver service at more than one point, and each such building or separately wired section will be treated as an additional "Customer's Premises."

           4. Where two or more individual apartments are metered through a single meter, the applicable Residential rate will be applied by multiplying the Basic Service Charge by the number of such individual apartments; provided, however, that in the case of a new apartment building, the number of individual apartments may be reduced, during an initial six month period, by the number of apartments, as of the end of each billing period, that have never been occupied. For this purpose, areas with separate permanent cooking facilities in regular use will be considered as individual apartments.

           5. Seasonal Residential Customers are those using electricity between June 1st and October 31st only, or those using electricity principally between June 1st and October 31st and incidentally or intermittently during the rest of the year.

           6. Under ordinary load conditions demand will be based upon the Customer's fifteen minute peak, which is the average rate of delivery of electricity during the fifteen minute period of greatest use during the month. In the case of extremely fluctuating loads or other special condition where the fifteen minute peak would not equitably compensate the Company, the demand will be based upon the peak for a shorter period than fifteen minutes.

           7. In the event that a Customer, due to the installation of load management equipment or energy efficiency improvements or permanent changes in operations or usage patterns which support conservation and load management, does not experience full applicable rate savings because of a higher demand registered during the time period prior to the installation of the equipment or improvements, such Customer will receive a billing demand adjustment.

           In the event that a Customer, due to the use of load management equipment or energy efficiency improvements or permanent changes in operations or usage patterns which support conservation and load management, experiences an extraordinary load condition resulting in a new billing demand, but having no significant impact on the Company's peak demand, such Customer will receive a billing demand adjustment as set forth below. Examples of the types of operating conditions or situations which may create an extraordinary load condition qualifying for such adjustment include:

        (a) A Customer registers a new billing demand during the initial start-up of a system as a result, for example, of equipment or installation problems, or testing.

        (b) A Customer and UI mutually agree to a prearranged scheduled time period, which does not coincide with a period in which UI requests load reductions, for the Customer to perform maintenance which results in the system operating in such a manner as to cause a new billing demand;

        (c) A Customer, despite maintaining its system in good operating condition, experiences a new billing demand due to an unexpected failure of a system component.

           In the event that such operating conditions are repeated or are due to a Customer's mismanagement or improper equipment maintenance, the Customer will not qualify for a billing demand adjustment.

           A Customer's request for a billing demand adjustment and the reason(s) therefore shall be submitted to the Company, and the Company must approve a Customer's request for the billing demand adjustment to be effective. Any approved billing demand adjustment shall be made to the Customer's bill within sixty (60) days of such approval.

           8. All requirements for a single class of service on a Customer's Premises will be delivered at a single point except in accordance with Section 3 of these Terms and Conditions. Each point of delivery will be billed as a separate Customer. Bills will be computed on the basis of readings of the Company's single metering installation. Where separate delivery and metering of single- and three-phase service to a Customer's Premises exists before April 1, 1983, and all such service is capable of delivery through a single meter if the Customer combined his service entrance equipment, the demand and energy readings of one single-phase meter and of one three-phase meter will continue to be combined.

           9. a) All bills shall be due and payable upon presentation. The Company will charge $15.00 for each returned check.

               b) Bills for non-residential Customers not fully paid within 28 days after mailing shall be subject to interest on the unpaid balance at the rate of 1 1/4% per month from the mailing date of the bill to the date payment is received at the Company's offices or at authorized collection agencies. Bills for the state and any political subdivision thereof shall not be subject to this charge for the first 60 days following the due date of such bill. The United States Postal Service is not an authorized agent for the purposes of receiving payment of Customers' bills.

               c) Bills for residential Customers not fully paid within 28 days after mailing shall be subject to interest on the unpaid balance at the rate of 1 1/4% per month from the mailing date of the bill to the date payment is received at the Company's offices or at authorized collection agencies. The United States Postal Service is not an authorized agent for the purposes of receiving payment of Customers' bills.

           10. Where in the Company's opinion the use of service is uniform, by mutual agreement bills may be computed on the basis of estimated consumption, pursuant to a tariff for unmetered service.

           11. a) The Company shall have the right, in accordance with applicable statutes and regulations of the DPUC, to discontinue its service on due notice and to remove its property from the Customer's Premises in the event the Customer fails to pay any bill due the Company for such service, or fails to perform any of his obligations to the Company. For restoration of service after such discontinuance a reconnection charge of $25.00 will be made if reconnected during regular business hours. A charge of $33.00 will be made for reconnection after 5 P.M., or on weekends or holidays.

                 b) For  restoration  of service after  discontinuation  for any reason other than failure to pay any bill due the Company, a reconnection charge of $25.00 will be made if reconnection is made during regular business hours, and $33.00 if reconnection is made after 5 P.M., or on weekends or holidays.

                 c) Application  for service in a new location,  by a person who is or has been a Customer at another location, will be accepted only when all bills for the same class of service to such Customer at any location have been paid or, in the case of Residential Customers, arrangements satisfactory to the Company for payment of such bills have been made.

           12. The Company may, in accordance with applicable statutes and regulations of the DPUC, require a cash deposit as security for prompt payment of the Customer's indebtedness to the Company, provided that such deposit shall be returned after twelve consecutive months of prompt payment. The Company will pay interest upon any such cash deposit at a rate calculated in accordance with
Section 16-262j of the Connecticut General Statutes.

           13. The selection of a Customer's rate is the responsibility of the Customer. The Company makes no guarantee that the rate under which the Customer purchases electric service is the most economic or most appropriate rate for the Customer. The Customer may, upon request to the Company, change from the rate under which he is purchasing electric service to any other rate for which the Customer is eligible; provided that such change shall not be retroactive and shall not reduce, eliminate or modify the amount due the Company from the Customer for service received prior to the change of rate. Nor shall any such change reduce, eliminate, or modify any contract period, provision, or guarantee made in respect of any line extension or other special condition, nor, without the Company's consent, cause electric service to be billed on any rate for a period less than that specified in such rate; and provided further that a Customer having changed from one rate to another may not again change within twelve months without the Company's consent.

           14. The Company shall make, or cause to be made, application for any necessary street permits, and shall not be required to supply service until a reasonable time after such permits are granted. The Customer shall obtain or cause to be obtained all permits or certificates necessary to give the Company or its agents access to the Customer's equipment and to enable its conductors to be connected.

           15. One span of overhead wires will be installed at the Company's expense between the overhead wires in the street and the Customer's service entrance wires. Additional poles and wires on private property will be furnished and installed in conformance with Company specifications, subject to Company approval, and paid for by the Customer. The Company will assume ownership and maintenance of such additional poles and service wires on private property if given written permission by the owner of the property.

           16. A Customer's Premises may be connected to the Company's aerial distribution wires through an underground connection upon payment by the Customer of its total cost including the necessary standpipe, and such underground connection and standpipe shall be and remain the property of the Customer.

           17. The metering equipment will be furnished by the Company and installed at a location designated by the Company. The Company will retain ownership of the metering equipment and at any time may change its meter or may change the location of its meter or may change from an indoor to an outdoor metering installation.

           18. a) In accordance with regulations of the DPUC, upon written request of a Customer, the Company shall make a test of the accuracy of the meter in use at the Customer's Premises, provided the meter has not been verified by the Company or by the DPUC within a period of one year previous to such request, and provided the Customer agrees to abide by the results of such test.
               b) If a  Customer  requests  that the  meter on its  Premises  be tested notwithstanding the fact that its meter had been tested within a period of one year previous to such request, a charge of $43.00 will be made if the meter is tested and found to be accurate.

           19. The Company shall have the right of access, subject to any reasonable regulations of the Customer, to the Customer's Premises at all reasonable times for the purpose of determining the quantity of electricity consumed or delivered, or to examine or remove the Company's meters, wires, devices and other facilities for supplying, controlling, or regulating the supply of electricity.

           20. The Customer shall not permit access for any purpose whatsoever, except by authorized employees of the Company, to the meter or other appliances and equipment of the Company, or interfere with the same, and shall provide for their safe keeping. In case of loss of or damage to any property of the Company in the custody of the Customer, the Customer shall reimburse the Company for such loss or damage.

           21. When the Company furnishes transformers:

               a)   Such   transformers   will  be  limited   to  its   standard
                    distribution types and sizes.

               b) The Company's transformers must, at all times, be at an accessible location.

               c) The Company reserves the right to designate the appropriate size and number of transformers at a given location.

           22. The Customer shall furnish and install upon its Premises such service and meter switch or circuit breaker and appropriate protective relaying as shall conform with specifications issued from time to time by the Company, and the Company may seal such service and meter switch, and adjust, set and seal such circuit breaker and relays. These seals shall not be broken and such adjustments or settings shall not be changed or in any way interfered with by the Customer.

           23. The Customer shall furnish, free of cost to the Company, upon its Premises the necessary space and provide, in conformity with the Company's specifications and subject to its approval, suitable foundations, supports, housing, equipment replacement access, equipment ventilation, grounding, wiring, conduit, and fittings for any transformers, switching arrangements, meters, and other apparatus required in connection with the supply of electricity.

           24. The Customer's wiring, conduit, apparatus and equipment shall, at all times, conform to the requirements of all constituted authorities and to those of the Company, and the Customer shall keep such wiring, conduit, apparatus and equipment in proper repair.

           25. Equipment having inherently low power factor or intermittent or fluctuating demands shall not be operated by the Customer unless appropriate facilities shall have been installed by the Customer to correct any adverse effect from the operation of such equipment upon the Company's service to other Customers.

           26. The Company may require a Customer to guarantee a minimum annual payment for a term of years whenever the estimated expenditures for the equipment necessary to supply electricity to the Customer's Premises shall be of such an amount that the income to be derived from service at the applicable rates will, in the opinion of the Company, be insufficient to warrant such expenditures.

           27. Temporary service is service which will not continue for a sufficient period to yield the Company adequate revenue at its regular rates to justify the expenditures necessary to provide such service. Temporary service will be supplied only if the Customer agrees to make such specific payment or payments, in addition to the payments for electricity at the regular rates, as may be reasonable and just in each case.

           28. The Company shall not be required to supply service to an establishment which obtains part or all of its electrical energy requirements from a source other than the Company except under a rate specifically available for such service or subject to a reasonable guarantee in respect to payment for such service.

           29. The Company will not supply service to a Customer whose wiring is
designed  for  resale  of   electricity   through   sub-metering,   unless  such
sub-metering is in compliance with regulations of the DPUC.

           30. Assisted living facilities classified as "institutional" rather than "residential" under the State Building Code that provide housing and services and regularly provide centralized food services can be provided with a common electric meter for each building instead of separate metering for each living unit. These facilities must comply with the requirements stated in
Section III C.2. of the DPUC's decision in Docket No. 97-11-14.

           31. The Company shall not in any way be liable with respect to any interruptions, discontinuances or reversal of its service due to causes beyond its control, whether accident, labor difficulties, condition of fuel supply, the action of any public authority or inability for any other reason beyond the Company's control to maintain uninterrupted and continuous service.

           32. The Company shall not be liable for injury or damage resulting from the use of electricity or from the presence of the Company's appliances or equipment on the Customer's Premises, except in the case of the Company's negligence.

           33. The Company shall not be liable in any respect for interruption, discontinuance, variance or reduction of its service when the Company considers such interruption, discontinuance, variance or reduction necessary to prevent injury to persons or damage to property, to permit the Company to repair, change or improve its facilities, or to maintain the electrical integrity of the interconnected generation - transmission system of which the Company's facilities are a part.

           34. These Terms and Conditions, and each of the Company's rates and service contracts, are subject to the jurisdiction of the DPUC and may, with its approval, be revised, amended or supplemented from time to time pursuant to Title 16, Chapter 277, of the General Statutes of Connecticut, revision of 1958, as amended. Each such revision, amendment, or supplement shall, on its effective date, become applicable to all Customers receiving service under such rate or service contract, as the case may be.

EFFECTIVE:  OCTOBER 1, 1998

                                                          C.P.U.C.A. NO. 303
                                              CANCELLING: C.P.U.C.A. NO. 287


                         THE UNITED ILLUMINATING COMPANY

                        PURCHASED POWER ADJUSTMENT CLAUSE

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA TO ALL STANDARD OFFER CUSTOMERS.

The rate per kWh shall be increased or decreased, as appropriate, in accordance with the following formula for UI's standard offer customers. The Purchased Power Adjustment Clause (PPAC) rate for any billing period should result from the following calculation:

[(Current Period GSC Costs-Current Period GSC Revenues)+Prior Period Adjustment]
--------------------------------------------------------------------------------
                     Projected Standard Offer GSC kWh Sales

DEFINITIONS:

       Current Period = Actual costs of the power supply  purchased for standard
       GSC Costs        offer service customers for an historical six-month
                        period.

       Current Period = Base rate revenue component of the GSC rate times
       GSC Revenues     standard offer sales for the six-month period used in
                        the calculation of Current Period GSC Costs. The base rate revenue component of the GSC consists of the charge attributable to recover the cost of the initial or wholesale standard offer power supply cost embedded in the GSC rate. This value does not include that portion of the GSC designed to recover CTA revenues.

       Prior Period   = Difference between projected and actual revenue recovery
       Adjustment       from the previous PPAC billing period.

       Projected      = Projected standard offer sales for the upcoming
       Standard Offer   six-month period.
       GSC kWh Sales

The purchased power adjustment clause operates only if the result of the PPAC charge or credit equals or exceeds $.00001 per kilowatt-hour.

If the cost of Standard Offer Service supply increases, the PPAC may change, subject to the approval of the Department of Public Utility Control.

EFFECTIVE: JANUARY 1, 2000
                                                            PAGE 1 OF 1

                                                            C.P.U.C.A. NO. 304
                                                CANCELLING: C.P.U.C.A. NO. 298


                         THE UNITED ILLUMINATING COMPANY

                               RESIDENTIAL RATE R

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is for all normal residential requirements, qualifying veterans organizations usage, and qualifying agricultural usage.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, single phase or single and three phase where secondaries of the proper character exist at the service location.

           RATE PER MONTH:

           Standard Offer Generation                          5.0000 cents/kWhr
           Competitive Transition Assessment (CTA)            1.0798 cents/kWhr
           Systems Benefits Charge (SBC)                      0.2446 cents/kWhr
           Conservation Charge                                0.3000 cents/kWhr
           Renewable Energy Charge                            0.0500 cents/kWhr
           Transmission Charge                                0.7443 cents/kWhr

DISTRIBUTION CHARGES:

           BASIC SERVICE CHARGE:   $8.55

           CHARGE PER KILOWATT-HOUR:

                      SUMMER:
                                                             JUNE - SEPT.
                      0-500                                  3.5835 cents
                      Excess 500                             6.6204 cents

                      WINTER:
                                                             OCT. - MAY
                      0-500                                  3.5835 cents
                      Excess 500                             3.5835 cents

BULK METERING FOR APARTMENTS:

           Where two or more individual apartments are metered through a single meter in accordance with Section 4 of the Company's Terms and Conditions, a discount of:

            $5.40 per month for each of the second through the tenth individual apartments plus

            $6.08 per month for each additional individual apartment

will be applied to the Customer's Basic Service Charge.

           The energy charge per month designated above as "0-500" will be applied to all kilowatt-hours up to the product of 500 times the number of individual apartments.

           The energy charge per month designated above as "Excess 500" will be applied solely to those kilowatt-hours in excess of the product of 500 times the number of individual apartments.

MINIMUM BILL:

            $8.55 per month.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.


MINIMUM TERM OF SERVICE:

           One year.

SEASONAL SERVICE:

           Seasonal Residential Customers will be supplied under this rate provided that the Minimum Bill will be $57.60 per year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

EFFECTIVE: JANUARY 1, 2000

                                                            C.P.U.C.A. NO. 305
                                                 CANCELLING C.P.U.C.A. NO. 299


                         THE UNITED ILLUMINATING COMPANY

                     RESIDENTIAL HEATING AND OFF-PEAK RATE A

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is for all normal residential requirements , qualifying veterans organizations usage, and qualifying agricultural usage (1) where electric service is used for all space heating requirements on a Customer's Premises, or (2) where the Customer has an electric Off-Peak storage water heater in regular operation throughout the year as his sole source of hot water supply, or (3) where the Customer's requirements for electric service include loads of at least 3 kW which operate primarily during Off-Peak Hours, and require consumption comparable to that normally resulting from space heating or water heating qualifying under (1) or (2) for service under this rate, or (4) where the Customer has an electric Off-Peak storage water heater in regular operation throughout the year with supplemental water heating supplied by a renewable energy source which shall not include coal, gas, or oil.

           To qualify for service under this rate, equipment must be of a size and design approved by the Company and must be installed in accordance with the Company's specifications.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, single phase or single and three phase where secondaries of the proper character exist at the service location.

           RATE PER MONTH:

           Standard Offer Generation                        4.3000 cents/kWhr
           Competitive Transition Assessment (CTA)          0.3937 cents/kWhr
           Systems Benefits Charge (SBC)                    0.2446 cents/kWhr
           Conservation Charge                              0.3000 cents/kWhr
           Renewable Energy Charge                          0.0500 cents/kWhr
           Transmission Charge                              0.7443 cents/kWhr

DISTRIBUTION CHARGES:

           BASIC SERVICE CHARGE:             $12.60

           CHARGE PER KILOWATT-HOUR:

           SUMMER
                                                                  JUNE - SEPT.
           On-Peak                                                7.2888 cents
           Off-Peak                                               1.0765 cents

           WINTER
                                                                  OCT. - MAY
           On-Peak                                                6.1606 cents
           Off-Peak                                               1.0765 cents

BULK METERING FOR APARTMENTS:

           Where two or more individual apartments are metered through a single meter in accordance with Section 4 of the Company's Terms and Conditions, a discount of:

            $8.10 per month for each of the second through the tenth individual apartments plus

            $9.18 per month for each additional individual apartment

will be applied to the Customer's Basic Service Charge.

OFF-PEAK HOURS:

           The hours after 11 P.M. and before 7 A.M. Eastern Standard Time
(12 A.M. to 8 A.M. Daylight Savings Time) or such other eight hour period as the Company may designate.

MINIMUM BILL:

            $12.60 per month.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

MINIMUM TERM OF SERVICE:

           One year.

SEASONAL SERVICE:

           Seasonal Residential Customers will be supplied under this rate provided that the Minimum Bill will be $89.10 per year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.


EFFECTIVE: JANUARY 1, 2000

                                                           C.P.U.C.A. NO. 306
                                                CANCELLING C.P.U.C.A. NO. 300


                         THE UNITED ILLUMINATING COMPANY

                         RESIDENTIAL TIME-OF-USE RATE RT


APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is optional for all individually metered residential requirements, qualifying veterans organizations usage, and qualifying agricultural usage subject to the availability and installation of appropriate metering equipment.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, single phase or single and three phase where secondaries of the proper character exist at the service location.

RATE PER MONTH:

           Standard Offer Generation                          4.3000 cents/kWhr
           Competitive Transition Assessment (CTA)            0.3983 cents/kWhr
           Systems Benefits Charge (SBC)                      0.2446 cents/kWhr
           Conservation Charge                                0.3000 cents/kWhr
           Renewable Energy Charge                            0.0500 cents/kWhr
           Transmission Charge                                0.7443 cents/kWhr

DISTRIBUTION CHARGES:

           BASIC SERVICE CHARGE:                 $8.55

           CHARGE PER KILOWATT-HOUR:

           SUMMER                                             JUNE - SEPT.

           On-Peak                                            12.4119 cents

           Off-Peak                                            2.9223 cents

          WINTER                                              OCT. - MAY

           On-Peak                                            8.6319 cents

           Off-Peak                                           1.2519 cents


OFF-PEAK HOURS:

           The hours after 8 P.M. and before 9 A.M. on weekdays, local time, and all weekend hours.

MINIMUM BILL:

            $8.55 per month.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

MINIMUM TERM OF SERVICE:

           One year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

EFFECTIVE: JANUARY 1, 2000

                                                           C.P.U.C.A. NO. 307
                                                CANCELLING C.P.U.C.A. NO. 301


                         THE UNITED ILLUMINATING COMPANY

                         RESIDENTIAL HEAT PUMP RATE RHP

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

         Service under this rate is available for residential customers, qualifying veterans organizations usage, and qualifying agricultural usage whose primary source of space heating is an electric heat pump with energy efficiency standards at least 10 percent greater than those set by the State of Connecticut or the highest efficiency in an equipment class at the time of installation. This rate is closed to new customers effective July 1, 2000 and will be terminated to existing customers effective January 1, 2004.

CHARACTER OF SERVICE:

         Service is alternating current, nominally 60 cycles, single phase or single and three phase where secondaries of the proper character exist at the service location.

RATE PER MONTH:

           Basic Service Charge:  $9.50

           ENERGY CHARGE PER KILOWATT-HOUR

           SUMMER:
                                                     JUNE - SEPT.
         On-Peak                                     14.3000 cents
         Off-Peak                                     7.4000 cents

           WINTER:
                                                     OCT - MAY
         On-Peak                                     10.3000 cents
         Off-Peak                                     4.9000 cents

OFF-PEAK HOURS:

The hours after 8 P.M. and before 9 A.M. weekdays, local time, and all weekend hours.

MINIMUM BILL:

         $9.50 per month.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above rate per month will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

MINIMUM TERM OF SERVICE:

         One Year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.


EFFECTIVE: JANUARY 1, 2000

                                                        C.P.U.C.A. NO. 308
                                             CANCELLING C.P.U.C.A. NO. 254

                         THE UNITED ILLUMINATING COMPANY

                             GENERAL SERVICE RATE GS

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is for all requirements on a Customer's Premises, provided the Customer's demand does not exceed 500 Kw in two consecutive months.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, single phase or single and three phase at one standard secondary voltage as determined in accordance with the Company's Requirements for Electric Service.

           Service will be delivered at one point through a single meter except as may be provided in Section 7 of the Company's Terms and Conditions. When the Company elects to meter service at primary voltage, the kilowatt-hours metered will be reduced by 3% for billing purposes.

RATE PER MONTH:

           Standard Offer Generation                          4.5000 cents/kWhr
           Systems Benefits Charge                            0.1492 cents/kWhr
           Conservation Charge                                0.3000 cents/kWhr
           Renewable Energy Charge                            0.0500 cents/kWhr
           Transmission Charge                                0.7581 cents/kWhr

 COMPETITIVE TRANSITION ASSESSMENT (CTA):

           Non-Demand and Unmetered
           Rate Charge Per kWhr                               2.8856 cents/kWhr

           Demand Rate (kW)                                   $4.00/kW

           Demand Rate Charge Per kWhr                        .9811 cents/kWhr

DISTRIBUTION CHARGES:

           Where Demand is not billed:

           BASIC SERVICE CHARGE:

                      Unmetered                              $8.33
                      Non-Demand                             $9.00

           CHARGE PER KILOWATT-HOUR:
           SUMMER                                            JUNE - SEPT.

                      Unmetered                              4.8022 cents

                      Non-Demand                             5.6662 cents

           WINTER                                            OCT. - MAY

                     Unmetered                               4.8022 cents

                     Non Demand                              4.2200 cents

Where Demand is billed:

BASIC SERVICE CHARGE:                                         $25.20

           SUMMER:
                      Demand Charge                          JUNE - SEPT.
                                                             $5.00 per kilowatt
                                                             of Demand

                      Charge per                             JUNE - SEPT.
                      Kilowatt-hour                          2.9345 cents

           WINTER:
                      Demand Charge                          OCT. - MAY
                                                             $3.20 per kilowatt
                                                             of Demand

                      Charge per                             OCT. - MAY
                      Kilowatt-hour:                         1.7300 cents

MINIMUM BILL:

           The applicable Basic Service Charge but not less than $7.20 per kilowatt of Demand.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

DEMAND:

           Where consumption exceeds 1560 kilowatt-hours per month for two consecutive months or when the Company determines that demand will likely exceed approximately 8 kw for any month, a demand meter will be installed. Once a demand meter has been installed, the customer will pay the demand rate for 12 consecutive months. Thereafter, the customer will pay the demand rate when monthly energy consumption exceeds 1560 kWh, and the customer will pay the non-demand rate when monthly energy consumption is below 1560 kWh.

MINIMUM TERM OF SERVICE:

           One year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

EFFECTIVE: JANUARY 1, 2000

                                        C.P.U.C.A. NO. 308 SPECIAL CONTRACT
                                              CANCELLING C.P.U.C.A. NO. 254


                         THE UNITED ILLUMINATING COMPANY

                   GENERAL SERVICE RATE GS - SPECIAL CONTRACT

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is for all requirements on a Customer's Premises, provided the Customer's demand does not exceed 500 Kw in two consecutive months.

           To be served under this rate a customer must have been under special contract with this rate as the special contract base prior to 1-1-2000.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, single phase or single and three phase at one standard secondary voltage as determined in accordance with the Company's Requirements for Electric Service.

           Service will be delivered at one point through a single meter except as may be provided in Section 7 of the Company's Terms and Conditions. When the Company elects to meter service at primary voltage, the kilowatt-hours metered will be reduced by 3% for billing purposes.


           Where Demand is not billed:

           BASIC SERVICE CHARGE:

                      Unmetered                              $ 9.25
                      Non Demand                             $10.00

           ENERGY CHARGE PER KILOWATT-HOUR:
           SUMMER                                            JUNE - SEPT.

                      Unmetered                              14.4400 cents
                      Non Demand                             15.4000 cents

           WINTER                                            OCT. - MAY

                      Unmetered                              14.4400 cents
                      Non Demand                             13.7100 cents

Where Demand is billed:

BASIC SERVICE CHARGE:                                        $28.00

           SUMMER:
                      Demand Charge                          JUNE - SEPT.
                                                             $10.00 per kilowatt
                                                             of Demand

                      Energy Charge per                      JUNE - SEPT.
                      Kilowatt-hour                          10.1353 cents

           WINTER:
                      Demand Charge                          OCT. - MAY
                                                             $8.00 per kilowatt
                                                             of Demand

                      Energy Charge per                      OCT. - MAY
                      Kilowatt-hour:                         9.0000 cents


MINIMUM BILL:

           The applicable Basic Service Charge but not less than $8.00 per kilowatt of Demand.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

DEMAND:

           Where consumption exceeds 1560 kilowatt-hours per month for two consecutive months or when the Company determines that demand will likely exceed approximately 8 kw for any month, a demand meter will be installed. Once a demand meter has been installed, the customer will pay the demand rate for 12 consecutive months. Thereafter, the customer will pay the demand rate when monthly energy consumption exceeds 1560 kWh, and the customer will pay the non-demand rate when monthly energy consumption is below 1560 kWh.

MINIMUM TERM OF SERVICE:

           One year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

EFFECTIVE: JANUARY 1, 2000

                                                           C.P.U.C.A. NO. 309
                                                CANCELLING C.P.U.C.A. NO. 255


                         THE UNITED ILLUMINATING COMPANY

                      GENERAL SERVICE TIME-OF-USE RATE GST



APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is optional for all requirements on a Customer's Premises, subject to the availability and installation of metering equipment.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, single or three phase at one standard secondary voltage as determined in accordance with the Company's Requirements for Electric Service.

           Service will be delivered at one point through a single meter. When the Company elects to meter the service at primary voltage the kilowatt-hours metered will be reduced by 3% for billing purposes.

           RATE PER MONTH:

           Standard Offer Generation                          4.2000 cents/kWhr
           Systems Benefits Charge (SBC)                      0.1172 cents/kWhr
           Conservation Charge                                0.3000 cents/kWhr
           Renewable Energy Charge                            0.0500 cents/kWhr
           Transmission Charge                                0.7581 cents/kWhr

COMPETITIVE TRANSITION ASSESSMENT (CTA):

           Non-Demand Rate Charge Per kWhr  2.8464 cents/Kwhr

           Demand Rate (kW) (On-Peak)       $6.00

           Demand Rate Charge Per kWhr      1.0153 cents

DISTRIBUTION CHARGES:

           Where Demand is not billed:

           BASIC SERVICE CHARGE:                             $20.70

           CHARGE PER KILOWATT-HOUR:
           SUMMER                                            JUNE - SEPT.

           On-Peak Hours                                     7.9274 cents

           Off-Peak Hours                                    0.8174 cents


           WINTER                                            OCT. - MAY

           On-Peak Hours                                     2.2395 cents

           Off-Peak Hours                                    0.500 cents


           Where Demand is billed:

           BASIC SERVICE CHARGE:                             $35.10

           SUMMER:
           Demand Charge:
                                                             JUNE - SEPT.
           On-peak hours                                     $3.00 per kilowatt
           Off-peak hours                                    $1.50 per kilowatt
                                                             of Excess kW

           Charge per Kilowatt-hour:

                                                             JUNE - SEPT.
           On-peak hours                                     5.0000 cents
           Off-peak hours                                    0.800 cents

           WINTER:
           Demand Charge:
                                                             OCT. - MAY
           On-peak hours                                     $1.65 per kilowatt
           Off-peak hours                                    $1.50 per kilowatt
                                                             of Excess kW

           Charge per Kilowatt-hour:
                                                             OCT. - MAY
           On-peak hours                                     3.0600 cents
           Off-peak hours                                    0.500 cents

DEMAND:

           Where consumption exceeds 1560 kilowatt-hours per month for two consecutive months or when the Company determines that demand will likely exceed approximately 8 kw for any month, a demand meter will be installed. Once a demand meter has been installed, the customer will pay the demand rate for 12 consecutive months. Thereafter, the customer will pay the demand rate when monthly energy consumption exceeds 1560 kWh, and the customer will pay the non-demand rate when monthly energy consumption is below 1560 kWh.

           The On-peak Demand will be the greatest demand registered during the on-peak hours of the month. The Off-peak Demand will be the greatest demand registered during the off-peak hours of the month.

DETERMINATION OF EXCESS DEMAND:

           The Excess kW is the amount of kW by which the Off-peak Demand exceeds the On-peak Demand.

OFF-PEAK HOURS:

           The hours after 6 P.M. and before 10 A.M. on weekdays local time, and all weekend hours.

MINIMUM BILL:

           The applicable Basic Service Charge but not less than:
           $9.00 per kilowatt of Demand for the summer months.
           $7.65  per kilowatt of Demand for the winter months.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

MINIMUM TERM OF SERVICE:

           One year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

EFFECTIVE: JANUARY 1, 2000
                                                       PAGE 3 OF 3

                                      C.P.U.C.A. NO. 309 SPECIAL CONTRACT
                                            CANCELLING C.P.U.C.A. NO. 255


                         THE UNITED ILLUMINATING COMPANY

             GENERAL SERVICE TIME-OF-USE RATE GST - SPECIAL CONTRACT



APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is optional for all requirements on a Customer's Premises, subject to the availability and installation of metering equipment.

           To be served under this rate a customer must have been under special contract with this rate as the special contract base prior to 1-1-2000.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, single or three phase at one standard secondary voltage as determined in accordance with the Company's Requirements for Electric Service.

           Service will be delivered at one point through a single meter. When the Company elects to meter the service at primary voltage the kilowatt-hours metered will be reduced by 3% for billing purposes.


           Where Demand is not billed:

           BASIC SERVICE CHARGE:                             $23.00

         ENERGY CHARGE PER KILOWATT-HOUR:

                      SUMMER                                 JUNE - SEPT.

                      On-Peak Hours                          17.5000 cents

                      Off-Peak Hours                          9.6000 cents

                      WINTER                                 OCT. - MAY

                      On-Peak Hours                          16.0000 cents

                      Off-Peak Hours                          8.0200 cents


           Where Demand is billed:

           BASIC SERVICE CHARGE:                             $39.00

                      SUMMER:

                      Demand Charge:
                                                             JUNE - SEPT.
                             On-peak hours                   $10.00 per kilowatt
                             Off-peak hours                  $ 3.00 per kilowatt
                                                             of Excess kW

                      Energy Charge per Kilowatt-hour:

                                                             JUNE - SEPT.
                             On-peak hours                   13.9000 cents
                             Off-peak hours                   7.0000 cents

                      WINTER:

                      Demand Charge:
                                                             OCT. - MAY
                             On-peak hours                   $8.50 per kilowatt
                             Off-peak hours                  $3.00 per kilowatt
                                                             of Excess kW

                      Energy Charge per Kilowatt-hour:

                                                             OCT. - MAY
                             On-peak hours                   11.3000 cents
                             Off-peak hours                   6.3980 cents

DEMAND:

           Where consumption exceeds 1560 kilowatt-hours per month for two consecutive months or when the Company determines that demand will likely exceed approximately 8 kw for any month, a demand meter will be installed. Once a demand meter has been installed, the customer will pay the demand rate for 12 consecutive months. Thereafter, the customer will pay the demand rate when monthly energy consumption exceeds 1560 kWh, and the customer will pay the non-demand rate when monthly energy consumption is below 1560 kWh.

           The On-peak Demand will be the greatest demand registered during the on-peak hours of the month. The Off-peak Demand will be the greatest demand registered during the off-peak hours of the month.

DETERMINATION OF EXCESS DEMAND:

           The Excess kW is the amount of kW by which the Off-peak Demand exceeds the On-peak Demand.

OFF-PEAK HOURS:

           The hours after 6 P.M. and before 10 A.M. on weekdays local time, and all weekend hours.

MINIMUM BILL:

           The applicable Basic Service Charge but not less than:
           $10.00 per kilowatt of Demand for the summer months.
           $ 8.50 per kilowatt of Demand for the winter months.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

MINIMUM TERM OF SERVICE:

           One year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

EFFECTIVE: JANUARY 1, 2000

                                                            C.P.U.C.A. NO. 310
                                                 CANCELLING C.P.U.C.A. NO. 256

                         THE UNITED ILLUMINATING COMPANY

                         GENERAL SERVICE HEATING RATE TE


APPLIES ONLY TO CUSTOMERS AT PRESENT LOCATIONS TAKING SERVICE UNDER RATE TE ON OR BEFORE FEBRUARY 1, 1990.

AVAILABILITY:

           Service under this rate is for all requirements on the Premises of a Customer where electric service is used for all energy requirements for space heating; where electric energy use for space heating, cooking, water heating and air conditioning is not less than one half of Customer's annual electric energy use for all purposes; and where electrical equipment for these purposes is of a size and design approved by the Company.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, single phase or single and three phase at one standard secondary voltage as determined in accordance with the Company's Requirements for Electric Service.

           Service will be delivered at one point through a single meter except as may be provided in Section 7 of the Company's Terms and Conditions. When the Company elects to meter service hereunder at primary voltage the kilowatt-hours metered will be reduced by 3% for billing purposes.

RATE PER MONTH:

           Standard Offer Generation                         4.2000 cents/kWhr
           Competitive Transition Assessment (CTA)           2.3733 cents/kWhr
           Systems Benefits Charge (SBC)                     0.1492 cents/kWhr
           Conservation Charge                               0.3000 cents/kWhr
           Renewable Energy Charge                           0.0500 cents/kWhr
           Transmission Charge                               0.7581 cents/kWhr

DISTRIBUTION CHARGES:

           Where Demand is not billed:

           BASIC SERVICE CHARGE:                              $9.00

           SUMMER:

                      Charge per                             JUNE - SEPT.
                      Kilowatt-hour:                         5.8485 cents

           WINTER:

                      Charge per                             OCT. - MAY
                      Kilowatt-hour:                         3.8685 cents

           Where Demand is billed:

           BASIC SERVICE CHARGE:                              $32.40

           SUMMER:
                      Demand Charge:                         JUNE - SEPT.
                                                             $10.80 per Kilowatt
                                                             of Demand

                      Charge per                             JUNE - SEPT.
                      Kilowatt-hour:                         1.4349 cents

           WINTER:
                      Demand Charge:                         OCT. - MAY
                                                             $7.65 per Kilowatt
                                                             of Demand

                      Charge per                             OCT. - MAY
                      Kilowatt-hour:                         0.3585 cents

MINIMUM BILL:

           The applicable Basic Service Charge but not less than:

                       $10.80 per kilowatt of Demand for the summer months
                        $7.65 per kilowatt of Demand for the winter months.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

DEMAND:

           Where consumption exceeds 1560 kilowatt-hours per month for two consecutive months or when the Company determines that demand will likely exceed approximately 10 kw for any month, a demand meter will be installed. Once a demand meter has been installed, the customer will pay the demand rate for 12 consecutive months. Thereafter, the customer will pay the demand rate when monthly energy consumption exceeds 1560 kWh, and the customer will pay the non-demand rate when monthly energy consumption is below 1560 kWh.

MINIMUM TERM OF SERVICE:

           One year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.


EFFECTIVE:JANUARY 1, 2000
                                                            PAGE 3 OF 3

                                         C.P.U.C.A. NO. 310 SPECIAL CONTRACT
                                               CANCELLING C.P.U.C.A. NO. 256

                         THE UNITED ILLUMINATING COMPANY

               GENERAL SERVICE HEATING RATE TE - SPECIAL CONTRACT


APPLIES ONLY TO CUSTOMERS AT PRESENT LOCATIONS TAKING SERVICE UNDER RATE TE ON OR BEFORE FEBRUARY 1, 1990.

AVAILABILITY:

           Service under this rate is for all requirements on the Premises of a Customer where electric service is used for all energy requirements for space heating; where electric energy use for space heating, cooking, water heating and air conditioning is not less than one half of Customer's annual electric energy use for all purposes; and where electrical equipment for these purposes is of a size and design approved by the Company.

           To be served under this rate a customer must have been under special contract with this rate as the special contract base prior to 1-1-2000.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, single phase or single and three phase at one standard secondary voltage as determined in accordance with the Company's Requirements for Electric Service.

           Service will be delivered at one point through a single meter except as may be provided in Section 7 of the Company's Terms and Conditions. When the Company elects to meter service hereunder at primary voltage the kilowatt-hours metered will be reduced by 3% for billing purposes.


           Where Demand is not billed:

           BASIC SERVICE CHARGE:                             $10.00

           SUMMER:

                      Energy Charge per                      JUNE - SEPT.
                      Kilowatt-hour                          14.7000 cents

           WINTER:

                      Energy Charge per                      OCT. - MAY
                      Kilowatt-hour                          12.5000 cents

           Where Demand is billed:

           BASIC SERVICE CHARGE:                             $36.00

           SUMMER:
                      Demand Charge                          JUNE - SEPT.
                                                             $12.00 per Kilowatt
                                                             of Demand

                      Energy Charge per                      JUNE - SEPT.
                      Kilowatt-hour                          9.7960 cents

           WINTER:
                      Demand Charge                          OCT. - MAY
                                                             $8.50 per Kilowatt
                                                             of Demand

                      Energy Charge per                      OCT. - MAY
                      Kilowatt-hour                          8.6000 cents

MINIMUM BILL:

           The applicable Basic Service Charge but not less than:

                      $12.00 per kilowatt of Demand for the summer months $ 8.50 per kilowatt of Demand for the winter months.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

DEMAND:

           Where consumption exceeds 1560 kilowatt-hours per month for two consecutive months or when the Company determines that demand will likely exceed approximately 10 kw for any month, a demand meter will be installed. Once a demand meter has been installed, the customer will pay the demand rate for 12 consecutive months. Thereafter, the customer will pay the demand rate when monthly energy consumption exceeds 1560 kWh, and the customer will pay the non-demand rate when monthly energy consumption is below 1560 kWh.

MINIMUM TERM OF SERVICE:

           One year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.


EFFECTIVE: JANUARY 1,2000
                                                       PAGE 3 OF 3

                                                            C.P.U.C.A. NO. 311
                                                 CANCELLING C.P.U.C.A. NO. 258

                         THE UNITED ILLUMINATING COMPANY

                        LARGE POWER TIME-OF-USE RATE LPT

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is optional for all requirements on a Customer's Premises, subject to availability and installation of metering equipment.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, three phase, in accordance with the Company's Requirements for Electric Service.

           Service will ordinarily be measured through a single meter at a primary voltage. In cases where service is measured at secondary voltage, the kilowatt-hours metered will be increased 3% for billing purposes.

TIME PERIODS:                                                 (LOCAL TIME)

                      ON-PEAK                            10 AM - 6 PM Weekdays

                      SHOULDER                            7 AM - 10 AM Weekdays
                                                          6 PM - 11 PM Weekdays

                      OFF-PEAK                           11 PM - 7 AM Weekdays
                                                         All Weekend Hours
RATE PER MONTH:

           Standard Offer Generation                          4.0000 cents/kWhr
           Systems Benefits Charge (SBC)                      0.1172 cents/kWhr
           Conservation Charge                                0.3000 cents/kWhr
           Renewable Energy Charge                            0.0500 cents/kWhr
           Transmission Charge                                0.7581 cents/kWhr

COMPETITIVE TRANSITION ASSESSMENT (CTA)

           Demand Charge (KW) On-Peak                     $10.06/kW

DISTRIBUTION CHARGES:

           BASIC SERVICE CHARGE:            $202.50


           DEMAND CHARGE PER KILOWATT:

                                             SUMMER                WINTER
                                             JUNE-SEPT.            OCT.-MAY

On-Peak                                       $5.75                 $4.32
Shoulder Excess                                2.00                  2.00
Off-Peak Excess                                1.50                  1.50


 CHARGE PER KILOWATT-HOUR:

                                             SUMMER                WINTER
                                             JUNE-SEPT.            OCT.-MAY

On-Peak                                       0.8000 cents         0.6000 cents
Shoulder                                      0.6000 cents         0.3897 cents
Off-Peak                                      0.2000 cents         0.2000 cents


MINIMUM MONTHLY BILL:                       $202.50

DETERMINATION OF DEMAND CHARGE:

           The Demand Charge for each month will be the sum of the charges computed by applying the applicable Demand Charge Per Kilowatt to the demands as determined in accordance with the Company's Terms and Conditions and the following:

ON-PEAK DEMAND:

           The greatest demand registered during the On-Peak hours of the month, but not less than 80% of the On-Peak Demand in the preceding months of June through September.

SHOULDER EXCESS DEMAND:

           The amount of demand by which the Shoulder Demand exceeds the On-Peak Demand, where the Shoulder Demand is the greatest demand registered during the Shoulder hours.

OFF-PEAK EXCESS DEMAND:

           The lesser of the amount of demand by which the Off-Peak Demand exceeds either (a) the On-Peak Demand, or (b) the Shoulder Demand, where the Off-Peak Demand is the greatest demand registered during the Off-Peak hours of the month.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

SPECIAL PROVISION:

           Where Customer's capacity requirement is 3,000 or more KVA and the Customer provides all transformers enabling service to be delivered and metered at a voltage of 13,800 or higher, a credit of $0.204 per kilowatt of the greatest demand will be applied to the above rate.

MINIMUM TERM OF SERVICE:

           One year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

           In particular, in accordance with Term and Condition No. 7, a Customer may apply to the Company for a billing demand adjustment when undertaking conservation and load management measures.

EFFECTIVE:JANUARY 1, 2000

                                         C.P.U.C.A. NO. 311 SPECIAL CONTRACT
                                               CANCELLING C.P.U.C.A. NO. 258


                         THE UNITED ILLUMINATING COMPANY

               LARGE POWER TIME-OF-USE RATE LPT - SPECIAL CONTRACT

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is optional for all requirements on a Customer's Premises, subject to availability and installation of metering equipment.

           To be served under this rate a customer must have been under special contract with this rate as the special contract base prior to 1-1-2000.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycles, three phase, in accordance with the Company's Requirements for Electric Service.

           Service will ordinarily be measured through a single meter at a primary voltage. In cases where service is measured at secondary voltage, the kilowatt-hours metered will be increased 3% for billing purposes.

TIME PERIODS:                                                 (LOCAL TIME)

                      ON-PEAK                             10 AM - 6 PM Weekdays

                      SHOULDER                             7 AM - 10 AM Weekdays
                                                           6 PM - 11 PM Weekdays

                      OFF-PEAK                            11 PM - 7 AM Weekdays
                                                          All Weekend Hours

Rate per Month:

BASIC SERVICE CHARGE:                            $225.00
DEMAND CHARGE PER KILOWATT:

                                             SUMMER                 WINTER
                                             JUNE-SEPT.             OCT.-MAY

On-Peak                                      $18.00                 $14.00
Shoulder Excess                                9.50                   7.50
Off-Peak Excess                                4.00                   4.00

ENERGY CHARGE PER KILOWATT-HOUR:

                                             SUMMER             WINTER
                                             JUNE-SEPT.         OCT.-MAY

On-Peak                                      8.9000 cents       7.5000 cents
Shoulder                                     7.1000 cents       5.9930 cents
Off-Peak                                     4.4600 cents       4.4600 cents


MINIMUM MONTHLY BILL:                            $225.00

DETERMINATION OF DEMAND CHARGE:

           The Demand Charge for each month will be the sum of the charges computed by applying the applicable Demand Charge Per Kilowatt to the demands as determined in accordance with the Company's Terms and Conditions and the following:

ON-PEAK DEMAND:

           The greatest demand registered during the On-Peak hours of the month, but not less than 80% of the On-Peak Demand in the preceding months of June through September.

SHOULDER EXCESS DEMAND:

           The amount of demand by which the Shoulder Demand exceeds the On-Peak Demand, where the Shoulder Demand is the greatest demand registered during the Shoulder hours.

OFF-PEAK EXCESS DEMAND:

           The lesser of the amount of demand by which the Off-Peak Demand exceeds either (a) the On-Peak Demand, or (b) the Shoulder Demand, where the Off-Peak Demand is the greatest demand registered during the Off-Peak hours of the month.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

SPECIAL PROVISION:

           Where Customer's capacity requirement is 3,000 or more KVA and the Customer provides all transformers enabling service to be delivered and metered at a voltage of 13,800 or higher, a credit of $0.227 per kilowatt of the greatest demand will be applied to the above rate.

MINIMUM TERM OF SERVICE:

           One year.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

           In particular, in accordance with Term and Condition No. 6, a Customer may apply to the Company for a billing demand adjustment when undertaking conservation and load management measures.



EFFECTIVE: JANUARY 1, 2000
                                                            PAGE 3 OF 3

                                                        C.P.U.C.A.  NO. 294
                                            CANCELLING C.P.U.C.A.  NO.  231


                         THE UNITED ILLUMINATING COMPANY

                              TERMS AND CONDITIONS
                      APPLICABLE TO NON-UTILITY GENERATORS

           In addition to the other Terms and Conditions of the Company that may be in effect from time to time and not inconsistent with the following, these provisions are applicable to the class of Customers who are directly interconnected with and normally operate their Self-Generating Facilities in parallel with the Company's electric system for the purpose of self-generation and/or power sales to the Company or to any other lawful purchaser.

(A) DEFINITIONS:

               (1) NON-UTILITY GENERATOR - A Customer who provides all or part of his electric energy needs from a generator owned and operated by the Customer, who does not have a licensed agreement to sell electricity to a franchised service area.

               (2) QUALIFYING FACILITY: A facility on a Customer's Premises meeting the standards for a Qualifying Facility under the terms of Subpart B of
Part 292 of Chapter I, Title 18, Code of Federal Regulations, or the corresponding provisions of any successor regulations established pursuant to
Section 201 and 210 of the Public Utility Regulatory Policies Act of 1978 (PURPA), as the same may be amended from time to time, and certified as a Qualifying Facility.

               (3) FULL REQUIREMENTS SERVICE: Electric service (demand and energy) normally supplied by the Company to a Customer for meeting the total electric needs of the Customer.

               (4) PARTIAL REQUIREMENTS SERVICE: Electric service (demand and energy) supplied by the Company to the Customer in addition to the interconnected source of generation to meet the needs of the Customer. Partial Requirements Service available to the interconnected Generating Facilities includes:

                      (a) BACKUP SERVICE: Electric service supplied by the Company to a Self-Generating Facility during periods of unscheduled outages of the Customer's generating facilities to replace power ordinarily generated by the Customer.

                      (b) MAINTENANCE SERVICE: Electric service supplied by the Company to a Self-Generating Facility to replace power ordinarily generated by the Customer during Company approved periods of scheduled outages of the Customer's generating facilities.

                      (c) SUPPLEMENTAL SERVICE: Electric service supplied by the Company to a Self-Generating Facility on a regular basis in addition to the power generated by the Customer's generating facilities.

               (5) METERING EQUIPMENT: Company approved equipment associated with metering such as single and three phase meter troughs, manual by-pass including, as may be required, Company approved metering transformer enclosures and switches for metering transformers.

               (6) INTERCONNECTION COSTS: All costs resulting from and attributable to the Customer's decision to interconnect and parallel its self-generating facilities with the Company's electric system.

               (7) RENEWABLE FUEL: Wind, water, biomass or other solar resources.

               (8) FOSSIL FUEL:  A non-nuclear fuel other than a Renewable Fuel.

(B) TERMS:

               (1) PARALLEL OPERATION:

                      (a) The Customer's Self-Generating Facilities may not be operated in parallel with the Company unless:

                               (i)  the  Customer's  generating  facility  is
in compliance with the Company's specifications and operating guidelines as set forth in the "Technical Requirements for Parallel Operation of Customer Generation" (EO-3-12).

                               (ii) the Customer provides, at its expense, an
approved generator disconnect switch or other Company approved disconnecting device, accessible to the Company and equipped for the Company's lock. Such switch or device will be locked open or closed and will be operated at the sole discretion of the Company.

                               (iii) the Customer  allows the Company to install
metering equipment whereby the Company can meter the output of the Customer's generating facilities.

                               (iv) the Customer  provides,  at its expense,
Company approved capacitors or any such other approved equipment for generator excitation requirements, or with the Company's approval makes other arrangements to compensate the Company for the excitation supply.

                               (v)  the  Customer  provides,  at  its  expense,
automatic protective equipment, approved by the Company, such as, but not limited to, over-current protection, over- and under-voltage protection, over- and under-frequency protection, and automatic synchronization.

                               (vi) the Customer  submits to the Company and
obtains Company approval of complete detailed drawings and one-line diagrams of the connection of the generating equipment to be interconnected in parallel with the Company's electric system.

                               (vii) the Company has  accepted a signed  service
agreement from the Customer for Partial Requirements Service.

                               (viii) the Customer has received written
authorization from the Company to operate in parallel with the Company's electric system.

                      (b) The Company reserves the right to suspend parallel operation if, in the Company's opinion, continued operation would:

                               (i) contribute to a system emergency.

                               (ii) endanger the safety of any Company employee,
any employee of a subcontractor performing work for the Company, or any other person.

                               (iii)  endanger the  operation or physical
integrity of any equipment, conductor, device, or apparatus forming a part of, or connected to, the Company's electric system.

                               (iv)  adversely affect the reliability of service
provided by the Company to any other Customer.

                      (c) The Company may periodically inspect and test the Customer's generating facilities to ascertain Customer's compliance with the Company's requirements for parallel operation with the Company's electric system. The Customer's failure to maintain compliance may result in immediate termination of parallel operation. If parallel operation has been terminated, resumption of parallel operation will require new written authorization from the Company.

                      (d) The Company shall not be liable for or with respect to any injury or damage, or interruption, discontinuance, variance or reduction of its service due to or resulting from the interconnection of the Customer's generating facilities with the Company's electric system.

               (2) ELECTRIC SERVICE SUPPLIED BY UI: A Customer who operates its Generating Facility in parallel with the Company's electric system will be a Partial Requirements Service Customer. Prior to the Company's energizing the interconnection with a Customer's Generating Facility, the Customer will have made application for and obtained approval to receive service under Rate NUS. Supplemental Power Service, as described in Rate NUS, must be selected with the amount of service designated in writing. Backup and/or Maintenance Service may be selected as options under Rate NUS.

               Rate NUS Customers who elect to take Supplemental Service on or after January 1, 1993, shall select one of the Company's applicable time-of-use rates for such service.

               (3) NON-FIRM OR NET ENERGY SALES TO UI: Parallel operation of a Generating Facility for the purpose of power sales to the Company or to any other lawful purchaser is conditioned upon Company acceptance of a signed Self-Generating Facility Option Agreement.

               (4) METERING: The Company will install, own, and maintain, at the Customer's expense, the meter(s) necessary to measure the electricity purchased by the Company from the Customer's generating facilities. These costs shall include those related to the installation, maintenance and reading of meter(s) and telemetering devices, including modifications to the Customer's Metering Equipment. In certain cases, at the Company's discretion and expense, the Company may install Metering Equipment and meter(s) to meter such characteristics of the Customer's generating facilities as station service and power factor.
               Meters and metering transformers required exclusively for measuring electric service supplied by the Company to the Customer will be provided at the Company's expense.

               (5) EXCEPTIONAL INTERCONNECTION COSTS: When the sole purpose of a Customer's interconnection with the Company's electric system is to sell electric capacity or energy to the Company or when the Company must incur exceptional costs to interconnect a Customer, the Company will require payment of the interconnection costs including all taxes, or so much as is exceptional, subject to approval by the Department of Public Utility Control (DPUC) as may be required. If the DPUC does not disapprove of the charge within 90 days of the Customer's written application for interconnection, the interconnection shall be made upon payment by the Customer of this charge; however, should the DPUC later reduce the interconnection charge, the amount of the reduction plus interest at the current cost of the Company's long-term debt shall be refunded to the Customer.

               (6)  TRANSFER  TO  FULL  REQUIREMENTS  SERVICe:  A  Customer  who
abandons or retires its generating facility and desires to transfer to Full Requirements Service must provide the Company with written notice of such intent at least six months prior to such transfer. Customers who take partial requirements service in conjunction with Qualifying Facility Net Energy Rider NE or have not contracted for Backup or Maintenance Service in the last twelve months are exempt from these notice provisions. During the notice period, if economic capacity becomes available, the Customer will be transferred to full requirements service. Otherwise, interruptible service under Contract Interruptible Rider CI will be provided.

               The Customer may request the Company to purchase capacity from other sources to meet the Customer's needs. The Customer agrees to compensate the Company for all incremental system capacity costs that may be required in order for the Company to provide uninterruptible Full Requirements Service to the Customer. The Customer's obligation to provide such compensation shall begin as of the date the Company first incurs the additional costs, subject to DPUC approval as may be required.

               Upon completion of the notice period and transfer to Full Requirements Service, there will be no additional Customer charges for transfer.

EFFECTIVE:  OCTOBER 1, 1998

                                                       C.P.U.C.A. NO. 312
                                            CANCELLING C.P.U.C.A. NO. 295


                         THE UNITED ILLUMINATING COMPANY
                 NON-UTILITY GENERATING FACILITY STANDBY RATE NUS

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is for all purposes where partial or total electric service requirements are obtained from a Self-Generation Facility (SG) on the Customer's Premises and interconnected with the Company's electric power system where the Customer may require the Company's electric service to replace that source during periods of unscheduled outages (Backup Power), scheduled outages (Maintenance Power) or where the Customer may require the Company's electric service to supplement (Supplemental Power) the SG source.

           Any Non-Utility Customer who operates a Self-Generation Facility interconnected with the Company's electric power system is required to take service under this rate schedule.

           The Customer may elect Backup Service only, Maintenance Service only, Supplemental Service only, or any combination of these services.

CHARACTER OF SERVICE:

           Service is alternating current, nominally 60 cycle single-phase or three-phase, at the Company's standard voltage available.

TERMS AND CONDITIONS:

           The "Terms and Conditions Applicable to Self-Generators " and other Company Terms and Conditions, where not inconsistent with any provisions hereof, are part of this rate.

DEFINITIONS:

           "Backup Service" means electric demand and energy supplied by the Company during an unscheduled outage of the Customer's generation to replace demand and energy ordinarily generated by a Customer's own generation equipment.

           NOTE: Backup Service is available for all outages except for outages scheduled as Maintenance Service.

           "Maintenance Service" means electric demand and energy supplied by the Company to replace demand and energy ordinarily generated by a Customer's own generation equipment during Company approved scheduled outages only.

           NOTE: When Backup Service is chosen, Maintenance Service is also provided up to the Backup Demand level.

           "Supplemental Service" means electric demand and energy supplied by the Company on a regular basis in addition to that which is normally provided by the Customer's own generation equipment.

DETERMINATION OF CONTRACT BACKUP DEMAND:

           1. Initially, the Customer and the Company shall mutually agree upon a maximum amount of backup demand in kW to be supplied by the Company. This shall be termed for billing purposes as the "Contract Backup Demand." Whenever the Contract Backup Demand is exceeded by a higher amount of Actual Backup Demand, such greater amount becomes the new Contract Backup Demand up to the nameplate capacity of the generator(s) and for the subsequent eleven months.

           2. The Contract Backup Demand for the current billing period shall be the greater of: (1) the mutually agreed upon Contract Backup Demand, (2) the Contract Backup Demand determined under the preceding paragraph, or (3) the maximum 15-minute kW backup power requirement established in the current billing month.

           3. Where a bona fide change in the Customer's backup demand requirement occurs, the Company and the Customer shall agree upon a new Contract Backup Demand.

DETERMINATION OF CONTRACT MAINTENANCE DEMAND:

           1. Initially, the Customer and the Company shall mutually agree upon a maximum amount of maintenance demand in kW to be supplied by the Company. This shall be termed for billing purposes as the "Contract Maintenance Demand." Unless otherwise requested, the minimum Contract Maintenance Demand will equal the Contract Backup Demand. Whenever the Contract Maintenance Demand is exceeded by a higher amount of Actual Maintenance Demand, such greater amount becomes the new Contract Maintenance Demand up to the nameplate capacity of the generator(s) and for the subsequent eleven months.

           2. The Contract Maintenance Demand for the current billing period shall be the greater of (1) the mutually agreed upon Contract Maintenance Demand, (2) the Contract Maintenance Demand determined under the preceding paragraph, or (3) the maximum 15-minute kW maintenance power requirement established in the current billing month.

           3. Where a bona fide change in the Customer's maintenance demand requirement occurs, the Company and the Customer shall agree upon a new Contract Maintenance Demand.

DETERMINATION OF BACKUP AND MAINTENANCE SERVICE REQUIREMENTS:

           1. The Customer shall notify the Company of all outages of the Customer's generation within three business days after the end of the billing period and the amount of demand in kW ordinarily supplied by the Customer's generation for each 15-minute time interval of such outages.

           2. For each 15-minute time interval of occurrence of an unscheduled outage of the Customer's generation, the backup power amount shall be determined by the following formula:

           Backup power in kW =

                 Amount of demand in kW ordinarily supplied by Customer's generation minus

                 Customer's generation output in kW during the Customer's unscheduled outage.

           NOTE: In no event shall the backup power amount be less than zero, nor exceed the nameplate capacity of the Customer's generating facilities.

           3. For each 15-minute time interval of occurrence of a Company approved scheduled outage of the Customer's generation, the maintenance power amount shall be the smaller of (1) the total Company-supplied power or (2) the Contract Maintenance Demand.

           NOTE: In no event shall the maintenance power amount be less than zero, nor exceed the nameplate capacity of the Customer's generating facilities.

DETERMINATION OF SUPPLEMENTAL SERVICE REQUIREMENTS:

           A determination of the Customer's supplemental power use shall be made for each 15-minute time interval of the billing period in accordance with the following formula:

           Supplemental Power in kW =

                 Total Company-supplied power in kW
           minus

                 Actual backup and/or maintenance power in kW.

           NOTE: In no event shall the supplemental power amount be less than zero.

RATE PER MONTH:

           Standard Offer Generation                      3.5000 cents/kWhr
           Systems Benefits Charge (SBC)                  0.1172 cents/kWhr
           Conservation Charge                            0.3000 cents/KWHR
           Renewable Energy Charge                        0.0500 cents/kWhr
           Transmission Charge                            0.7581 cents/KWHR

           COMPETITIVE TRANSITION ASSESSMENT (CTA)

                                     $0.70/kW of either contract demand or if no
                                          present contract demand then contract
                                          demand prior to January 1, 2000.




         DISTRIBUTION CHARGES

           BASIC SERVICE CHARGE:

               Basic Service Charge of Applicable Rate Schedule for Supplemental Service plus $57.60 when the Customer contracts for Backup or Maintenance Service.


               Time Periods As Applied To Backup Service:

                    On-Peak Periods: 10 A.M. to 6 P.M. (Eastern Standard Time) weekdays for Demand Charges and 10 A.M. to 6 P.M. (Eastern Standard Time) June, July, August and September weekdays for Distribution kWh Charges.

                    Off-Peak  Periods:   All  periods  other  than  the  On-Peak
                    Periods.

 DISTRIBUTION DEMAND CHARGE:

                                                              PER KW OF
                                                              CONTRACT
                                                            BACKUP DEMAND

           Service between 115KV & 2.4 KV                       $2.53
           Service below 2.4 KV                                 $3.39

 CHARGE PER KILOWATT-HOUR:

                                                 ON-PEAK            OFF-PEAK
           Service between 115 KV & 2.4 KV       2.74 cents          2.38 cents
           Service below 2.4 KV                  2.82 cents          2.46 cents



PURCHASED POWER ADJUSTMENT CLAUSE:

           The above RATE PER MONTH will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

MINIMUM MONTHLY BILL:

           The minimum monthly bill shall be the Basic Service Charge plus the Demand Charges for Supplemental Service, plus Backup Service and Maintenance Service when contracted.

TERM OF SERVICE:

           One year, subject to limitation of availability.

           Customers taking backup or maintenance service under this rate schedule who desire to transfer to full requirements service will be required to give the Company written notice six months prior to such transfer. Such notice shall be irrevocable unless the Company and the Customer shall mutually agree to void revocation. Upon fulfillment of the notice period, if the Customer desires to continue to receive Backup and Maintenance Service, the Company may, at its sole option, include the nameplate capacity of the Customer's Generation Facility in that Customer's supplemental billing demand in addition to the actual supplemental demand for a period not to exceed six months.

           Transfer, before completion of the required written notice period, to any full requirements rate for which the Customer qualifies will be permitted if it can be shown by the Customer and the Company that such transfer is in the best interest of the Customer, the Company and the Company's other ratepayers.

           Customers who take partial requirements service in conjunction with Qualifying Facility Net Energy Rider NE or have not contracted for Backup or Maintenance Service in the last twelve months are exempt from these notice provisions.

SPECIAL PROVISIONS:

           1. The Company requires that the Customer enter into a Partial Requirements Service Agreement contract. Whenever the Customer increases his electrical load, which increase requires the Company to increase facilities installed for the specific use of the Customer, a new Term of Service may be required.

           2. The Company will furnish service under this rate schedule at a single voltage. Equipment to supply additional voltages or additional facilities for the use of the Customer shall be furnished and maintained by the Customer.

           3. The Customer shall allow the Company to install time recording metering on the electrical output of all interconnected generation equipment. The metering location(s) must be accessible to Company personnel for testing, inspection, maintenance, and retrieval of recorded generation output data. The Customer shall reimburse the Company for the installed cost of the metering and be charged 1.54% per month (18.44% per year) of the installed cost of the metering equipment for operation and maintenance of the equipment by the Company, provided this metering is required for billing purposes.

           4. Where the Company and the Customer agree that the Customer's service requirements are wholly backup or wholly maintenance or wholly supplemental, the Company shall bill the Customer accordingly and not require metering of the Customer's generation output.

           Rate NUS Customers who elect to take Supplemental Service on or after January 1, 1993, shall select one of the Company's applicable time-of-use rates for such service.

           5. In the event a Customer taking Backup or Maintenance Service does not provide outage information to the Company within three business days of the end of the billing period, the Company shall render a bill based on all Company-supplied demand and energy being supplemental service. If the Customer provides outage information for the current billing period prior to the end of the next billing period, the Company shall issue a revised bill and assess the Customer an additional administrative charge of $18.97.

           6. For determination of backup and maintenance service requirements, the Customer shall maintain accurate generation performance records available for review by the Company for verifying outage information utilized in the billing procedure.

           7. Backup Service for any single unscheduled outage is limited to 24 consecutive months. After that time all service will be billed as Supplemental Service. After the Generation Facility has been out of service for six consecutive months following an unscheduled outage, the Customer will provide to the Company a monthly status letter on the progress being made to render the Facility operational.

           8. To qualify for Maintenance Power, the Customer must provide the Company by August 1 of each year a schedule of planned maintenance outages for the period September 1 through August 31. If any subsequent changes are made, the Customer must notify the Company, in writing, at least 30 days prior to the time maintenance service will be required, stating the date the Customer's generation equipment will be taken out of service and the expected duration of the outage.


           Maintenance Power is available, subject to this notification to the Company, during all hours in the periods October 1 through May 31, and during the off-peak and shoulder hours of the Customer's supplemental service rate in the period June 1 to September 30.


EFFECTIVE:  JANUARY 1, 2000
                                                       PAGE 7 OF 7

                                                        C.P.U.C.A. NO. 320
                                             CANCELLING C.P.U.C.A. NO. 292


                         THE UNITED ILLUMINATING COMPANY

                             SELF-GENERATOR RATE SG1



AVAILABILITY:  ONLY FOR BRIDGEPORT RESCO.


PURCHASE OF QUALIFYING FACILITY GENERATION:

          The Company will purchase electric energy supplied to the Company from the Bridgeport RESCO generation equipment under the provisions of the Power Purchase Agreements between the supplier and the Company. Rate SG1 shall be 95% of the annual average of the NEPOOL market clearing price for energy for the preceding year.

              The Company will determine the energy payment as the sum of delivered energy for each hour in the billing period times the NEPOOL market clearing price for energy for such hour. The hourly market clearing prices will be subject to revision per the ISO-NE audit procedures and retroactive billing adjustments may occur.

          There shall be no capacity payment. The voltage level at which purchases are made shall be the level at which sales are made by the Company to the Qualifying Facility, unless otherwise agreed by the Company.


TERM OF CONTRACT:

          One Year.




EFFECTIVE:   JANUARY 1, 2000
                                                       PAGE 1 OF 1

                                                          C.P.U.C.A. NO. 321
                                               CANCELLING C.P.U.C.A. NO. 293

                         THE UNITED ILLUMINATING COMPANY

                             SELF-GENERATOR RATE SG2
                      AVAILABLE TO BLOCK 2 SELF-GENERATORS

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

          Service under this rate is available to any Block 2 Qualifying Generating Facility interconnected to the Company's facilities for the purpose of selling to the Company.

BASIC SERVICE CHARGE PER MONTH:

          $11.73 plus 4.5% of the initial invoice cost of the metering equipment installed to measure purchases of electricity by the Company for the Customer.

PURCHASE OF  QUALIFYING FACILITY GENERATION:

          Rate SG2 shall be 95% of the monthly average of the NEPOOL market clearing prices for energy for the preceding month.

          The Company will determine the energy payment as the sum of delivered energy for each hour in the billing period times the NEPOOL market clearing price for energy for such hour. The hourly market clearing price for energy will be subject to revision per the ISO-NE audit procedures and retroactive billing adjustments may occur.

          There shall be no capacity payment. The voltage level at which purchases are made shall be the level at which sales are made by the Company to the Qualifying Facility, unless otherwise agreed by the Company.

TERM OF CONTRACT:

             One Year.

TERMS AND CONDITIONS:

          The "Terms and Conditions Applicable to Interconnected Qualifying Facilities" and other Company Terms and Conditions, where not inconsistent with any provisions hereof, are part of this rate.

EFFECTIVE:  JANUARY 1, 2000

                                                           C.P.U.C.A. NO. 159
                                                CANCELLING C.P.U.C.A. NO. 120


                         THE UNITED ILLUMINATING COMPANY

                     QUALIFYING FACILITY NET ENERGY RIDER NE



APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

          This rider is available for partial requirements service where any part of the electric service requirements are normally obtained from a Qualifying Facility on the Customer's Premises with installed nameplate capacity of 100 kilowatts or less if fueled by a Renewable Resource, or 50 kilowatts or less if a Fossil Fuel is used.

METERING:

          Customers electing service under this rider in conjunction with a demand-metered supplemental service rate shall be metered by two meters, one meter to measure supplemental service sold to the Customer and one meter to measure kilowatt hours purchased by the Company. Customers electing service under this rider and a non-demand metered supplemental service rate may be metered by one meter. The appropriate meter provision(s) will be provided by the Customer. The Company may install, at its own cost, time-differentiated meters for load research purposes.

          If the installed nameplate capacity is greater than 100 kilowatts if fueled by a renewable resource, or greater than 50 kilowatts if a fossil fuel is used, a Customer may elect service under this rider upon the Customer's stated intention to limit operation to the 100 kilowatt or 50 kilowatt level as appropriate to the fuel used, provided that the Customer installs an approved metering provision so as to allow the Company to meter generation output. The Customer agrees to provide the Company access to this meter during normal Company business hours.

RATE PER MONTH:

          Net Sales to Customer:

          The Customer may elect any of the Company's appropriate supplemental service rates. Kilowatt-hours purchased by the Company shall be deducted from sales to the Customer prior to applying the rate for supplemental service in order to determine the bill for net sales.

PURCHASES FROM CUSTOMERS:

          Any net output from the Qualifying Facility which exceeds sales to the Customer on a monthly basis will be purchased by the Company under Rate SG2.

             The Company will credit all amounts it owes the Customer for purchases under this Rider against any amounts the Customer owes the Company with respect to electric energy. Any excess credit will be paid by the Company to the Customer.

MINIMUM TERM OF SERVICE:

          One year.

TERMS AND CONDITIONS:

          The "Terms and Conditions Applicable to Interconnected Qualifying Facilities" and other Company Terms and Conditions, where not inconsistent with any provisions hereof, are part of this rider.



EFFECTIVE: FEBRUARY 1, 1990
                                                       PAGE 2 OF 2

                                                            C.P.U.C.A. NO. 322
                                                 CANCELLING C.P.U.C.A. NO. 270



                         THE UNITED ILLUMINATING COMPANY
                     MANUFACTURER GROSS EARNINGS TAX CREDIT
                                    RIDER MFG



APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

Section 65 of Public Act 93-74, as amended, provides that for a defined class of manufacturing customers, the gross earnings tax on the sale of electricity is reduced from 5 percent to lower percentages, and then eliminated completely, over a period of years. The decreases are applicable only to companies that are included in classifications 2000 through 3999 of the Standard Industrial Classification Manual of the United States Office of Management and Budget, 1987 Edition ("SIC Codes").

Pursuant to the 1993 statutory change, the applicable gross earnings tax rates for electricity used directly by customers with SIC Codes in the 2000 - 3999 range are as follows:

         TIME PERIOD OF ELECTRICITY USE                       RATE
         ------------------------------                       ----
         January 1 - December 31, 1994                         4%
         January 1 - December 31, 1995                         3%
         January 1 - December 31, 1996                         2%
         January 1 - 1997 and Later                            0%

Rider MFG applies a credit to the bills of customers with SIC Codes in the 2000-3999 range in accordance with this legislation. The credit will appear on affected customers' bills as "manufacturer gross earnings tax credit." The calculation of the credit is as follows:

         Total Bill minus FCA and State Tax times the Manufacturers Gross Earnings Tax Credit factor. The Gross Earnings Tax credit factors authorized by Public Act 93-74 are as follows:

                           1994                               1.0417%
                           1995                               2.0619%
                           1996                               3.0612%
                           1997 through 1999                  5.0000% *
                           2000 and Later                     8.50%

Based upon Public Act 98-28 the Gross Earnings Tax becomes 8.50% effective 1-1-2000. It is applied to all components of a customer's bill except the generation service charge.

*Special contract customers will continue to receive a tax credit of 5.0% after 1-1-2000 on their bundled bills (Re. Sections 56 and 57 of Public Act 98-28).

TERMS AND CONDITIONS:

The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rider. This rider may be modified or eliminated if applicable Connecticut legislation in the future changes the gross earnings tax rates for customers with SIC codes in the 2000-3999 range.

EFFECTIVE:  JANUARY 1, 2000
                                                            PAGE 2 OF 2

                                                         C.P.U.C.A. NO. 313
                                              CANCELLING C.P.U.C.A. NO. 283


                         THE UNITED ILLUMINATING COMPANY

                 COMMERCIAL AND INDUSTRIAL HEAT PUMP RIDER CIHP


APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

          This Rider is available to any Customer receiving service under any of the Company's demand-metered rate schedules whose source of space heating is an electric heat pump with energy efficiency standards equivalent to those set by the State of Connecticut Building Energy Code, subsequent to January 1, 1990. This Rider will be closed to new customers effective July 1, 2000 and will be terminated to existing customers effective January 1, 2004.

DEMAND CHARGE REDUCTION:

         During the period from October 15 through April 15 any customer who qualifies for this Rider will receive a credit of $8.50 per KW (but not higher than the applicable demand charge) off of the Customer's monthly demand charge (for TOU customers their On-Peak Demand Charge) for the difference in the Customer's billing demand for that month and the Customer's billing demand in the corresponding month of the Base Period. The Base Period is the preceding period of October 15 through April 15. The maximum KW a customer may receive credit for is the KW equivalent of the connected load of the installed heat pump system. Also, if the Customer is being billed on a TOU rate, any excess demand created in the shoulder or off-peak period by the heat pump system will be waived. Credits will be pro-rated when necessary.

         For new customers who have not established a Base Period, the first year's Base Period demand will be determined by doing an on-site inspection of the Customer's premises during the period of October 15 through April 15 and securing what would have been the Customer's billing demand excluding heat pump system equipment for the hours of 10 A.M. to 6 P.M. Monday through Friday and also for all other hours. The Customer's credit will be based on the difference between the monthly billing demand and the determined Base Period demand.

         The Company will have the right to inspect the Customer's premises to determine if the heat pump is in regular use, and to review and adjust base demand as required.

         This Rider cannot be applied in conjunction with any other Rider the Company may offer for energy efficient installations.

TERMS AND CONDITIONS:

          A New Customer is defined as the owner or occupant of a premises who has not been a Customer in the same premises during the previous months of October through April as determined by the Company. An existing Customer is defined as the owner or occupant of a premises who has received service at the same premises under any of the Company's rate schedules during the previous months of October through April.



EFFECTIVE:  JANUARY 1, 2000
                                                            PAGE 2 OF 2

                                                        C.P.U.C.A. NO. 314
                                             CANCELLING C.P.U.C.A. NO. 260


                         THE UNITED ILLUMINATING COMPANY

                       STREET AND SECURITY LIGHTING RATE M


APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is available for any town, city or municipal subdivision, or to any other Customer, except that no new installations of mercury vapor lighting will be made for offstreet lighting.

INSTALLATION:

           The  Company  will  furnish  and  maintain  its  standard   equipment
necessary for supplying this service.

           Where one or more wood poles must be installed in order to effect service, the Customer will make a one-time payment of $574.22 per pole and is responsible thereafter for the cost of any subsequent replacement poles. Alternatively, the Customer may pay a monthly charge of $13.17 per pole.

           Where an overhead service pole is installed at a location more than one span distant from the Company's overhead distribution facilities, or an underground service ornamental pole is installed at a location more than 150 feet distant from the Company's underground distribution facilities, or an underground service low post fixture is installed at a location more than 50 feet distant from the Company's underground distribution facilities, the Customer will be required to reimburse the Company for the installation cost attributable to such excess distance.

           Where underground service to low post fixtures is not installed concurrently with the installation of underground distribution facilities, the Customer is responsible for reimbursing the Company for all trenching, back-filling and resurfacing costs.

           The Customer is responsible for reimbursing the Company for any other excess installation costs created by unusual conditions.

           The following components are to be added to the proposed standard offer rate for Street and Security Lighting Rate M:

           UNBUNDLED COMPONENT                                PRICE

           Standard Offer Generation                          3.2000 cents/kwhr
           Competitive Transition Assessment                  0.8213 cents/kwhr
           Systems Benefits Charge                            0.0864 cents/kwhr
           Conservation Charge                                0.3000 cents/kwhr
           Renewable Energy Charge                            0.0500 cents/kwhr
           Transmission Charge                                0.7581 cents/kwhr

Payment: These unbundled components as well as any adjustments or charges based on kWh will be based on monthly burn hours.

ANNUAL RATES PER LIGHT:

           Overhead Service from Overhead Circuits to Standard Lights on Standard Wooden Poles

               LUMEN RATING                                   SODIUM

                 4,000                                        $82.93

                 5,800                                         94.91

                 9,500                                        126.25

                16,000                                        156.72

                27,500                                        203.14

                50,000                                        264.21


               FLOODLIGHTING

                27,500                                        198.28

                50,000                                        257.62

         Underground Service from Underground Circuits to Standard Lights on Standard Wooden Poles will be charged an additional $61.52 (1) prior to August 29, 1983, and $116.69 for facilities installed on or after August 29, 1983.

         Standard Ornamental Poles will be charged an additional $47.56 (1) per year for facilities installed prior to August 29, 1983 and $541.98 for facilities installed after August 29, 1983.

         Underground Service from Underground Circuits to Lights on Low Posts


                                                                MODERN OR
                          COLONIAL FIXTURES               CONTEMPORARY FIXTURES
   LUMEN RATING            ON WOOD POLES                    ON NON-WOOD POSTS

High Pressure Sodium           $186.66                           $211.31
 9,500



PAYMENT:

         One twelfth of the above annual rates will be billed monthly.


HOURS OF OPERATION:

           Lights supplied under this rate will be operated each night approximately from one-half hour after sunset until one-half hour before sunrise, approximately 4150 hours each year. The Customer shall be responsible for notifying the Company of any outage, and lamp replacements will normally be made on the first working day after notification.

           If a timing device is placed into operation to effectively reduce the annual burn hours of a fixture or fixtures, the customer's monthly billing will be reduced accordingly to reflect the reduced kilowatt hours of consumption.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above ANNUAL RATES PER LIGHT will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

ESTIMATED KILOWATT-HOURS:

           The amount of the Purchased Power Adjustment for each Light will be determined each month by multiplying the Company's Purchased Power Adjustment by the Estimated Monthly Kilowatt Hours (wattage divided by 1,000 times monthly burn hours).

         LUMEN RATING                            FIXTURE WATTAGE

             4,000                                      64

             5,800                                      81

             9,500                                     116

            16,000                                     173

            27,500                                     307

            50,000                                     471


The following are the burn hours of each month:

           January            433                    July        269
           February*          365                    August      301
           March              364                    September   334
           April              310                    October     388
           May                280                    November    413
           June               251                    December    442
                                                     --------    ---
                                                     Total      4150
           * Leap Year        377

MINIMUM TERM OF SERVICE:

           If Company owned lighting facilities are removed at the request of the Customer, the Customer shall reimburse the Company for the original cost, less accumulated provisions for depreciation and net salvage, of the facilities removed.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.


EFFECTIVE: JANUARY 1, 2000

                                                          C.P.U.C.A. NO. 315
                                               CANCELLING C.P.U.C.A. NO. 261

                         THE UNITED ILLUMINATING COMPANY

                 SODIUM VAPOR STREET LIGHTING CONVERSION RATE MC

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Street lighting service under this rate is available for any town, city or municipal subdivision, for sodium vapor lights converted from existing mercury vapor lights on ornamental poles only installed before August 29, 1983.

CONVERSION:

           Conversion of existing mercury lights on ornamental poles will be limited to the following sizes of sodium vapor lights:

                MERCURY                     TO                     SODIUM
             LUMEN RATING                                       LUMEN RATING

                 8,150                                              9,500

                11,500                                              9,500

                21,500                                             16,000

                21,500                                             27,500

                60,000                                             50,000


           The following components are to be added to the proposed standard offer rate for Sodium Vapor Street Lighting Conversion Rate MC:

             UNBUNDLED COMPONENT                                PRICE

           Standard Offer Generation                          3.2000 cents/kwhr
           Competitive Transition Assessment                  0.8213 cents/kwhr
           Systems Benefits Charge                            0.0864 cents/kwhr
           Conservation Charge                                0.3000 cents/kwhr
           Renewable Energy Charge                            0.0500 cents/kwhr
           Transmission Charge                                0.7581 cents/kwhr

PAYMENT:

           These unbundled components as well as any adjustments or charges based on kWh will be based on monthly burn hours.

ANNUAL RATES PER LIGHT:

           Service to Lights on Ornamental Poles

                         LUMEN                    OVERHEAD
                        RATING                    SERVICE

                         9,500                    $183.52

                        16,000                     235.53

                        27,500                     304.94

                        50,000                     533.40


           Underground Service from Underground Circuits to Standard Lights on Standard Wooden Poles will be charged an additional $61.52 (1) prior to August 29, 1983, and $116.69 for facilities installed on or after August 29, 1983.

           Standard Ornamental Poles will be charged an additional $47.56 (1) per year for facilities installed prior to August 29, 1983 and $541.98 for facilities installed after August 29, 1983.

HOURS OF OPERATION:

           Lights supplied under this rate will be operated each night approximately from one-half hour after sunset until one-half hour before sunrise, approximately 4,150 hours each year. The Customer shall be responsible for notifying the Company of any outage, and lamp replacements will normally be made on the first working day after notification.

           If a timing device is placed into operation to effectively reduce the annual burn-hours of a fixture or fixtures, the Customer's monthly billing will be reduced accordingly to reflect the reduced kilowatt-hours of consumption.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above ANNUAL RATES PER LIGHT will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

ESTIMATED KILOWATT-HOURS:

           The amount of the Purchased Power Adjustment for each Light will be determined each month by multiplying the Company's Purchased Power Adjustment by the Estimated Kilowatt-hours (wattage divided by 1,000 times monthly burn hours.)

              LUMEN
             RATING                                  FIXTURE WATTAGE

              9,500                                       116

             16,000                                       173

             27,500                                       307

             50,000                                       471


The following are the burn hours of each month:

           January                     433
           February*                   365
           March                       364
           April                       310
           May                         280
           June                        251
           July                        269
           August                      301
           September                   334
           October                     388
           November                    413
           December                    442
           --------                   ----

           Total                      4150

*Leap Year   377

PAYMENT:

           One twelfth of the above annual rates will be billed monthly.

MINIMUM TERM OF SERVICE:

           If Company owned street lighting facilities are converted to sodium and subsequently removed at the request of the Customer, the Customer shall reimburse the Company for the original cost, less accumulated provisions for depreciation and net salvage, of the facilities removed.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

EFFECTIVE: JANUARY 1, 2000

                                                          C.P.U.C.A. NO. 316
                                               CANCELLING C.P.U.C.A. NO. 262



                         THE UNITED ILLUMINATING COMPANY

                   UNMETERED MUNICIPAL STREET LIGHTING RATE U



APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Subject to the General Provisions of this rate, unmetered electric service is available under this rate for any town, city, or municipal subdivision for street lighting service on the streets and highways within a specifically defined geographic area of any municipality to Street Lighting Fixtures and/or Underground Utilization Facilities not owned by the Company. For purposes hereof, such a specifically defined geographic area installation of a municipality's street lighting equipment shall consist of not less than all street lighting equipment on a public street lying between the intersections of that public street and two other public streets, or one other public street and a dead end or the municipal boundary.

           Service under this rate may not be commenced or continued at any location where the Customer has a suitable metered service available.

BILLING:

           Kilowatt-hour consumption shall be calculated using lamp and fixture characteristics plus an additional allowance representing the line losses for service remote from the Company's secondary distribution system, and shall be calculated for 4150 hours of operation per year for photocontrolled systems which are designed for night operation from approximately one-half hour after sunset until one-half hour before sunrise. Multiple fixtures supplied from a single delivery point by Customer maintained distribution facilities shall be considered a single delivery point for billing purposes under this rate. Point of delivery shall be the Company's secondary distribution facilities.

           If a timing device is placed into operation to effectively reduce the annual burn-hours of a fixture or fixtures, the Customer's monthly billing will be reduced accordingly to reflect the reduced kilowatt-hours of consumption. The Customers credit for reduced kilowatt hours will be made in accordance with the rate per month under Company Rate SG2 as approved by the DPUC.

           The following components are to be added to the proposed monthly standard offer rate for Unmetered Municipal Street Lighting Rate U:

           UNBUNDLED COMPONENT                                PRICE

           Standard Offer Generation                          3.2000 cents/kwhr
           Competitive Transition Assessment                  0.8213 cents/kwhr
           Systems Benefits Charge                            0.0864 cents/kwhr
           Conservation Charge                                0.3000 cents/kwhr
           Renewable Energy Charge                            0.0500 cents/kwhr
           Transmission Charge                                0.7581 cents/kwhr

PAYMENT:

           These unbundled components as well as any adjustments or charges based on kWh will be based on monthly burn hours.

RATE PER MONTH:

           Facility Charge:                $3.75 per delivery point

           Energy Charge:                 3.9942 cents per kilowatt-hour

ESTIMATED KILOWATT-HOURS:

           The amount of the Purchased Power Adjustment for each Light will be determined each month by multiplying the Company's Purchased Power Adjustment by the Estimated Monthly Kilowatt Hours (wattage divided by 1,000 times monthly burn hours).

The following are the burn hours of each month:

           January                     433
           February*                   365
           March                       364
           April                       310
           May                         280
           June                        251
           July                        269
           August                      301
           September                   334
           October                     388
           November                    413
           December                    442
           --------                    ---

           Total                      4150

*Leap Year   377

PURCHASED POWER ADJUSTMENT CLAUSE:

            The  above  Energy  Charge  will  be  increased  or  decreased,   as
appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause.

GENERAL PROVISIONS:

           The Customer shall be responsible for the cost of installation, replacement, modification, maintenance, and removal, of (1) all brackets, hangers, lamps, reflectors, refractors, ballasts, and controls, together with conductors, insulators, and moldings used to connect such equipment to the Company's secondary distribution system, and poles or other supports used solely for the Customer's purposes (hereinafter collectively called "Street Lighting Fixtures"), and (2) all foundations and supporting poles, masts, standards, and posts used only to support Street Lighting Fixtures together with risers, underground conduits, and conductors used to connect Street Lighting Fixtures to the Company's secondary distribution system (hereinafter collectively called "Underground Utilization Facilities").

           The attachment of Street Lighting Fixtures to the Company's secondary distribution system shall be done by the Company at the expense of the Customer. All other work in connection with installation, replacement, or modification of Street Lighting Fixtures or Underground Utilization Facilities shall be performed at the expense of the Customer either by the Company, under a separate agreement with the Customer, or by a contractor approved by the Company, and shall be done in accordance with the Company's applicable Construction Standards.

           Street Lighting Fixtures and Underground Utilization Facilities shall be supplied energy from standard secondary circuits and shall be of a type approved by the Company. In order to assure safe and reliable operation of Company and Customer facilities, the Company reserves the right to approve the location of equipment.

           Maintenance limited to cleaning or replacing lamps, photoelectric controls, reflectors, and refractors may be performed by qualified employees of the Customer, provided that such limited maintenance can be performed without climbing any of the Company's poles. All other maintenance and tree-trimming necessary for proper distribution of light shall be performed at the expense of the Customer either by the Company under the terms of a separate maintenance agreement with the Customer or by a contractor approved by the Company; provided, however, that in cases in which the Company is not engaged to provide maintenance, the Company reserves the right to make at the Customer's expense any emergency repairs necessary to preserve the public safety or the integrity of the Company's distribution system, and to repair at the Customer's expense any particular Street Lighting Fixtures which remain lighted during daylight hours for more than forty-eight hours after the Customer has been notified of such malfunction.

           No modification in size, type, or manufacturer of any Street Lighting Fixtures, including but not limited to modifications which affect kilowatt hour consumption or power factor, shall be made by the Customer without the prior written approval of the Company.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.




EFFECTIVE: JANUARY 1, 2000
                                                       PAGE 4 OF 4

                                                         C.P.U.C.A. NO. 317
                                              CANCELLING C.P.U.C.A. NO. 284




                         THE UNITED ILLUMINATING COMPANY

                          METAL HALIDE LIGHTING RATE MH


APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

           Service under this rate is available to any Customer.

INSTALLATION:

           The  Company  will  furnish  and  maintain  its  standard   equipment
necessary for supplying this service.

           Where one or more wood poles must be installed in order to effect service, the Customer will make a one-time payment of $574.22 per pole and is responsible thereafter for the cost of any subsequent replacement poles. Alternatively, the Customer may pay a monthly charge of $13.17 per pole. The annual charge for standard ornamental poles will be $541.98, alternatively, the Customer may pay a monthly charge of $45.16 per pole.

           Where an overhead service pole is installed at a location more than one span distant from the Company's overhead distribution facilities, or an underground service ornamental pole is installed at a location more than 150 feet distant from the Company's underground distribution facilities, or an underground service low post fixture is installed at a location more than 50 feet distant from the Company's underground distribution facilities, the Customer will be required to reimburse the Company for the installation cost attributable to such excess distance.

           Where underground service to low post fixtures is not installed concurrently with the installation of underground distribution facilities, the Customer is responsible for reimbursing the Company for all trenching, back-filling and resurfacing costs.

           The Customer is responsible for reimbursing the Company for any other excess installation costs created by unusual conditions.

              The following components are to be added to the proposed standard offer rate for Metal Halide Lighting Rate MH:

           UNBUNDLED COMPONENT                                PRICE

           Standard Offer Generation                          3.2000 cents/kwhr
           Competitive Transition Assessment                  0.8213 cents/kwhr
           Systems Benefits Charge                            0.0864 cents/kwhr
           Conservation Charge                                0.3000 cents/kwhr
           Renewable Energy Charge                            0.0500 cents/kwhr
           Transmission Charge                                0.7581 cents/kwhr

PAYMENT:

           These unbundled components as well as any adjustments or charges based on kWh will be based on monthly burn hours.

ANNUAL RATES PER LIGHT:

           Overhead Service from Overhead Circuits to Standard Lights on Standard Wooden Poles

LUMEN RATING                           WATTAGE                     COBRAHEAD

  14,000                                 175                        $176.77

  20,500                                 250                         230.14

  36,000                                 400                         295.71

 110,000                               1,000                         474.52



LUMEN RATING                           WATTAGE                     FLOODLIGHT

  14,000                                 175                        $169.57

  20,500                                 250                         216.28

  36,000                                 400                         271.12

 110,000                               1,000                         421.42


Underground Service from Underground Circuits to Lights on Low Posts

                                                            MODERN OR
                                COLONIAL FIXTURES      CONTEMPORARY FIXTURES
LUMEN RATING          WATTAGE     ON WOOD POLES          ON NON-WOOD POSTS

   14,000               175           188.07                  212.72

   20,500               250                                   261.81

   36,000               400                                   274.87

PAYMENT:

         One twelfth of the above annual rates will be billed monthly.

HOURS OF OPERATION:

           Lights supplied under this rate will be operated each night approximately from one-half hour after sunset until one-half hour before sunrise, approximately 4150 hours each year. The Customer shall be responsible for notifying the Company of any outage, and lamp replacements will normally be made on the first working day after notification.

CHARGE FOR CONVERSION TO METAL HALIDE:

           Replacement of other type lighting with a Metal Halide, or a high lumen Metal Halide with a lower lumen Metal Halide, will require that the Customer pay a one time charge of $81.00/per pole for the first pole and $22.50 for each additional pole, to be paid prior to replacement.

PURCHASED POWER ADJUSTMENT CLAUSE:

           The above ANNUAL RATES PER LIGHT will be increased or decreased, as appropriate, by an amount determined in accordance with the Company's Purchased Power Adjustment Clause. The amount of the Purchased Power Adjustment for each Light will be determined each month by multiplying the Company's Purchased Power Adjustment by the Estimated Kilowatt Hours specified below opposite the Lumen Rating of such Light.

ESTIMATED KILOWATT-HOURS:

           The amount of the Purchased Power Adjustment for each Light will be determined each month by multiplying the Company's Purchased Power Adjustment by the Estimated Monthly Kilowatt Hours (wattage divided by 1,000 times monthly burn hours).

             LUMEN RATING                FIXTURE WATTAGE

                14,000                         200

                20,500                         306

                36,000                         471

                110,000                      1,200

The following are the burn hours of each month:

           January                     433
           February*                   365
           March                       364
           April                       310
           May                         280
           June                        251
           July                        269
           August                      301
           September                   334
           October                     388
           November                    413
           December                    442
           --------                    ---

           Total                      4150

*Leap Year   377

MINIMUM TERM OF SERVICE:

           If Company owned lighting facilities are removed at the request of the Customer, the Customer shall reimburse the Company for the original cost, less accumulated provisions for depreciation and net salvage, of the facilities removed, plus all labor and other expenses incurred.

TERMS AND CONDITIONS:

           The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.


EFFECTIVE:  JANUARY 1, 2000

                                                       C.P.U.C.A. NO. 318
                                            CANCELLING C.P.U.C.A. NO. 246


                         THE UNITED ILLUMINATING COMPANY
                              LOAD CONTROL RIDER LC

APPLIES THROUGHOUT THE COMPANY'S SERVICE AREA.

AVAILABILITY:

         Availability to any demand-metered Customer who by contract agrees to interrupt a minimum of 30 kilowatts subject to availability and installation of the required metering equipment.


TERMS AND CONDITIONS:

         The Customer may designate any amount of load equal to or greater than 30 kilowatts as Contracted Load Reduction. The primary requirements are:

         Minimum Notice for Interruption:            1 hour
         Maximum Daily Duration:                     10 hours per interruption

RATE PER MONTH:

           In any month when the Customer's load is reduced at the Company's request, a credit calculated as follows will be applied to the Customer's bill:

              NUMBER OF DAYS                           CREDIT PER KILOWAT
         LOAD REDUCTION REQUESTED                        OF REDUCED LOAD

                     1                                       $  2.00
                     2                                          2.50
                     3                                          3.00
                     4 or more                                  4.00


MONTHLY CREDIT CALCULATION:

         For each billing month in which an interruption is requested, the Customer will be credited the Performance Payment. The Performance Payment will be calculated by multiplying a) the Actual Load Reduction, by b) the number of interruptions in the billing month, by c) the Performance Credit.

         The Actual Load Reduction will be calculated for each billing month by subtracting a) the average demand during periods of interruption, from b) the average demand during the same hours of the billing month's other weekdays when interruptions were not requested, excluding the Customer's holidays and scheduled shutdowns.

         The Company's Terms and Conditions in effect from time to time are a part of this Rider where not inconsistent with any specific provisions hereof.



MINIMUM TERM OF SERVICE:

         One year.

EFFECTIVE:  JANUARY 1, 2000

                                                        C.P.U.C.A. NO.319
                                            CANCELLING C.P.U.C.A. NO. 247



                         THE UNITED ILLUMINATING COMPANY

                          ECONOMIC DEVELOPMENT RIDER ED

APPLIES ONLY TO CUSTOMERS ON THIS RIDER PRIOR TO JANUARY 1, 2000..

AVAILABILITY:

          Service under this optional Rider is available to Existing Customers and New Customers in conjunction with Rate LPT, Rate GST, or any other demand-metered rate, provided, in the latter case, that at least 20% of any load greater than 50 Kw is designated as interruptible under one of the Company's Interruptible Riders.

          This Rider is not available to any customer, new or existing, after January 1, 2000.

QUALIFICATIONS:

          The Company will render this Rider to a Customer whose Premises meets one of the following conditions:

           1. At least 75% of the Customer's electric requirements are for manufacturing activities classified by SIC Major Group Numbers 20-39, or for computer related activities in SIC Numbers 7371-7379, or for Research and Development Labs in SIC Numbers 7391, 7397, and 8922, as determined by the Company.

           or

           2. Service sector businesses, including supermarkets, as determined by the Company, which are currently located in or plan to relocate into an Enterprise zone identified by the Department of Economic Development.

           or

           3. Businesses which provide added value to UI's service territory, as determined by the Company.

TERMS AND CONDITIONS:

          A New Customer is defined as the owner or occupant of a Customer's Premises who has not been a Customer in the Company's Service Area in any of the 12 months preceding application for service under this Rider, as determined by the Company. An Existing Customer is defined as the owner or tenant of a Customer's Premises who has received service under any of the Company's demand-metered rates for a period of 12 months or longer.

          For an Existing Customer to qualify, the combined kilowatt-hour usage for three consecutive billing months following application for service under this Rider must exceed, by the lesser of 10 percent or 200 megawatt hours per month, the usage in the comparable three months of the Base Period, where the Base Period is the twelve month period immediately preceding the month in which the Customer applies for service under this Rider or some appropriate Base Period determined by the Company. Base Period usage may be adjusted for the implementation of conservation measures as determined by the Company. Upon meeting this requirement, such usage will be rebilled in accordance with this Rider and the Customer's account credited accordingly. The Company may remove a Customer from this Rider if, in three consecutive months, kilowatt-hour usage is less than 10 percent greater than usage in the comparable months of the Base Period.

          The Company's Terms and Conditions in effect from time to time where not inconsistent with any specific provisions hereof are a part of this rate.

          TOTAL BILL REDUCTIOn: For New Customers, applies to the entire bill determined in accordance with the applicable Rate. For Existing Customers, it applies only to the amount by which the current month's bill exceeds the bill which would have been rendered on the consumption in the same month of the Base Period:

               FOR BILLS RENDERED IN:                            TOTAL BILL
                       (YEAR)                                     REDUCTION
                          1                                          40%
                          2                                          32%
                          3                                          24%
                          4                                          16%
                          5                                           8%
                          6                                           0%

EXCESS FACILITIES CHARGE:

          In cases where distribution facilities are not in place or where an extraordinary investment must be made to provide electric service, all revenue requirements in excess of UI's normal facilities costs will be borne by the customer.

EFFECTIVE: JANUARY 1, 2000

                                                            PAGE 2 OF 2